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                                                                   EXHIBIT 10.16

               SPLIT-DOLLAR AND COLLATERAL ASSIGNMENT AGREEMENT



     THIS SPLIT-DOLLAR AND COLLATERAL ASSIGNMENT AGREEMENT made and entered into this ___ day of ________________, 199_, by and between Cambridge Technology Partners ("the Company") and _____________________(the "Employee"),

                                 WITNESSETH THAT:

     WHEREAS, the Employee is employed by the Company; and

     WHEREAS, the Employee wishes to provide life insurance protection for his or her family in the event of his or her death, under the Policy of life insurance insuring his or her life (hereinafter referred to as the "Policy"), which is by this reference made part hereof, and which is being issued by the John Hancock Mutual Life Insurance Company (hereinafter referred to as the "Insurer") as Policy No. _________________; and

     WHEREAS, the Employee is the owner of the Policy and, as such, possesses all incidents of ownership in and to the Policy; and

     WHEREAS, the Company wishes to have the Policy collaterally assigned to it by the Employee, in order to secure full repayment of all the amounts which it will pay toward the premiums on the Policy (the "Company's Policy Interest");

     NOW, THEREFORE, in consideration of the premises and of the mutual promises contained herein, the parties hereto agree as follows:

     Section 1.  Purchase of Policy by Employee from Insurer.
     ---------   -------------------------------------------

  The Employee has purchased the Policy from the Insurer. The Employee has taken all necessary action to cause the Insurer to issue the Policy, and shall take any further action which may be necessary to cause the Policy to conform to the provisions of this Agreement and to remain in effect. The parties hereto agree that the Policy shall be subject to the terms and conditions of this Split-Dollar and Collateral Assignment Agreement (this "Agreement"). The parties further agree to execute any additional documents required to be filed with the Insurer relating to the Policy or this Agreement.
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     Section 2.  Employee as Policy Owner.
     ---------   ------------------------

     The Employee shall be the sole and absolute owner of the Policy, and may exercise all ownership rights granted to the owner thereof by the terms of the Policy, except as may otherwise be provided herein.

     Section 3.  Dividend Option to Be Mutually Agreed To.
     ---------   ----------------------------------------

     Any dividend declared on the Policy shall be applied under the Policy's dividend option mutually selected and agreed to by the parties.

     Section 4.  Premium Payment.
     ---------   ---------------

     On or before the due date of each Policy premium or within the grace period provided therein, the Company shall during the term of this Agreement pay the amount of the premium due the Insurer not to exceed the maximum annual premium specified in Exhibit A attached hereto and shall, upon request, furnish the Employee evidence of timely payment of such premium.

     Section 5.  Collateral Assignment of Policy to the Company.
     ---------   ----------------------------------------------

     To secure the repayment to the Company of the amount of all the premiums on the Policy paid by the Company, the Employee hereby assigns the Policy to the Company as collateral. For purposes of this Agreement, the total of all premiums paid by the Company shall be referred to as the "Company's Policy Interest" and the Policy shall be collaterally assigned to the Company to the full extent of the Company's Policy Interest. This collateral assignment of the Policy to the Company shall not be terminated, altered, amended, adversely affected or reduced in any way by the Employee, without the express written consent of the Company. The parties hereto agree to execute any additional collateral assignment forms or documents required by the Insurer, or which may otherwise be necessary to implement this Agreement.

     Section 6.  Necessity of Consent from The Company.
     ---------   -------------------------------------

          (a) The Employee shall not sell, assign, transfer, withdraw from, borrow against, surrender in whole or in part or cancel the Policy, change the beneficiary designation provision thereof (as described in Section 7 below), nor terminate the dividend election mutually selected by the parties without, in any such case, the express written consent of the Company.

(b) Notwithstanding any provision hereof to the contrary, the Employee shall have the right to absolutely and irrevocably give to a donee (including, but not limited to, any insurance trust) all of his or her right, title and interest in and to the Policy, subject to the collateral assignment of the Policy to the Company pursuant hereto. The Employee may exercise

                                      -2-
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     this right by executing a written transfer of ownership in the form used by the Insurer for irrevocable gifts of insurance policies, and delivering this form to the Company. Upon receipt of such form, executed by the Employee and duly accepted by the donee thereof, the Company shall consent thereto in writing, and shall thereafter treat the Employee's donee as the sole owner of all of the Employee's right, title and interest in and to the Policy, subject to this Agreement and the collateral assignment of the Policy to the Company pursuant thereto. Thereafter, the Employee shall have no right, title or interest in and to the Policy, all such rights being vested in and exercisable only by such assignee.

     Section 7.  Death Benefit Payable to The Company.
     ---------   ------------------------------------

     Upon the death of the Employee, the Company shall have the unqualified right to receive a portion of the death benefit provided under the Policy equal to the Company's Policy Interest, reduced by any outstanding indebtedness which was incurred by the Company and secured by the Policy (as the Company shall have the right at all times to borrow against and withdraw from the Policy to the extent of its Policy Interest as an assignee), including any interest due on such indebtedness. The balance of the death benefit provided under the Policy, if any, shall be paid directly to the beneficiary or beneficiaries designated by the Employee, in the manner and in the amount or amounts provided in the beneficiary designation provision of the Policy. In no event shall the amount payable to the Company hereunder exceed the Policy proceeds payable at the death of the Employee. No amount shall be paid from such death benefit to the beneficiary or beneficiaries designated by the Employee until the full amount of the Company's Policy Interest has been paid to the Company. The parties hereto agree that the beneficiary designation provision of the Policy shall conform to the provisions hereof.

     Section 8.  Termination of Agreement.
     ---------   ------------------------

     This Agreement shall terminate upon the occurrence of the earlier of the following events:

          (a) The termination of the Employee's employment with the Company (other than by reason of his or her death in which event the Company will be repaid for its Policy Interest in accordance with
               Section 7), or

          (b) Upon thirty (30) days written notice by the Company to the Employee.

     Section 9.  Full Repayment to The Company Upon Termination of the
     ---------   -----------------------------------------------------
                 Agreement.
                 ---------

          (a) For thirty (30) days after the date of the termination of this Agreement, the Employee shall have the option of obtaining the release of the collateral assignment of the Policy to the Company. To obtain such release, the Employee shall repay to the Company the total amount of the Company's Policy Interest. Upon receipt of such amount, the Company shall

                                      -3-
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release the collateral assignment of the Policy, by the execution and delivery of an appropriate instrument of release.

          (b) If the Employee fails to exercise such option within such thirty
(30) day period, then, at the request of the Company, the Employee (and any donee of the Employee) shall immediately execute any documents required by the Company or the Insurer (including, but not limited to, transfer of ownership of the Policy to the Company) to enable the Company to be repaid the full amount of the Company's Policy Interest from the cash value of the Policy under the collateral assignment of the Policy. For purposes of this Agreement, the Policy's "cash value" shall include the Policy's cash surrender value, any amounts in any "side fund", "contract fund", "separate account" or similar funds under the Policy, and any cash amounts available under the Policy for any reason other than death. In the event the Company surrenders the Policy for its cash value and the cash value is less than the total amount of the Company's Policy Interest, the Employee shall not be liable for the difference between the Company's Policy Interest and the cash value of the Policy actually received by the Company; in the event the Company surrenders the Policy for its cash value and the cash value exceeds the Company's Policy Interest, any such excess cash value (the "excess cash value") remaining after the Company has been fully repaid for the Company's Policy Interest, shall remain the exclusive property of the Employee; thereafter, neither the Employee nor his or her respective heirs, assigns or beneficiaries shall have any further interest in and to the Policy, either under the terms thereof or under this Agreement.

     Section 10.  Discharge of Insurer.
     ----------   --------------------

     The Insurer shall be fully discharged from its obligations under the Policy by payment of the Policy death benefit to the beneficiary or beneficiaries named in the Policy, subject to the terms and conditions of the Policy. In no event shall the Insurer be considered a party to this Agreement, or any modification or amendment hereof. No provision of this Agreement, nor of any modification or amendment hereof, shall in any way be construed as enlarging, changing, varying, or in any other way affecting the obligations of the Insurer as expressly provided in the Policy, except insofar as the provisions hereof are made a part of the Policy by this collateral assignment.

     Section 11.  Nature of Agreement.
     -----------  -------------------

     This Split-Dollar Agreement is intended to constitute an employee welfare benefit Plan under the Employee Retirement Income Security Act of 1974 ("ERISA"). For purposes of ERISA, the Company is hereby designated as the named fiduciary under this Agreement. As the named fiduciary, the Company shall have discretionary authority to control and manage the operation, interpretation, and administration of this Agreement and to establish any claim procedures required by ERISA.

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     Section 12.  Amendment Only by Written Instrument.
     -----------  ------------------------------------

     This Agreement may not be amended, altered or modified, except by a written instrument signed by the parties hereto, or their respective successors or assigns, and may not be otherwise terminated except as provided herein.

     Section 13.   Agreement Binding Upon Successors and Assigns.
     -----------   ---------------------------------------------

     This Agreement shall be binding upon and inure to the benefit of the Company and its successors and assigns, and the Employee, his or her successors, assigns, donees, heirs, executors, administrators and beneficiaries.

     Section 14.  Notice Provisions.
     -----------  -----------------

     Any notice, consent or demand required or permitted to be given under the provisions of this Agreement shall be in writing, and shall be signed by the party giving or making the same. If such notice, consent or demand is mailed to a party hereto, it shall be sent by United States certified mail, postage prepaid, addressed to such party's last known address as shown on the records of the Company. The date of such mailing shall be deemed the date of notice, consent or demand.

     Section 15.  Employee Responsible for Payment of Taxes Due from Him or Her.
     -----------  -------------------------------------------------------------

     The Employee shall be responsible for the payment of any state or federal taxes due from him or her arising out of, or in any way related to, this Agreement or the Policy, including, but not limited to, any taxes due on the economic benefits received by the Employee under this Agreement and the Policy, as determined in accordance with the rulings and regulations of the Internal Revenue Service relating to split-dollar life insurance. The Employee acknowledges that the Company has made no representations as to any actual or potential tax consequences to the Employee arising out of, or in any way related to, this Agreement or the Policy.

     Section 16.  Indemnification for Failure to Withhold.
     -----------  ---------------------------------------

     The Employee shall indemnify and reimburse the Company for any liability (including, but not limited to, penalties and interest) the Company may incur for failure to withhold state or federal income tax or social security tax in connection with this Agreement or the Policy.

     Section 17.  Satisfaction of Company's Obligations to Provide Employee with
     -----------  --------------------------------------------------------------
               Life Insurance
               --------------

     By entering into this Agreement, the Company shall have fully satisfied, and shall be fully discharged from, any obligations it may have had to provide the Employee with

                                      -5-
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life insurance, including, but not limited to, any such obligations contained in any employment agreement between the Company and the Employee.

     Section 18.  Governing Law - ERISA Preemption.
     -----------  --------------------------------

     Except to the extent federal law applies, this Agreement, and the rights of the parties hereunder, shall be governed by and construed in accordance with the laws of Massachusetts. However, to the extent ERISA applies, it shall preempt any state laws (including the laws of Massachusetts) relating to this Agreement or the Policy.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

The Company:


By
  -----------------------------
     (Signature)

-------------------------------
     (print)

Title
     --------------------------

Date
    ---------------------------

Employee:


                               (Signature)
------------------------------

Date
    ---------------------------


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                                    EXHIBIT A
                                    ---------

                        Maximum Annual Premium Payment
                        ------------------------------


     In no event will the Company have any obligation to pay any annual premium due under the Policy exceeding $_________________ (the "Maximum Annual Premium Payment").

                                      -7-